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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                  FORM N-CSR/A

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                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-03738

                                 VALIC Company I
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               (Exact name of registrant as specified in charter)

                      2929 Allen Parkway, Houston, TX 77019
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               (Address of principal executive offices) (Zip code)

                                Evelyn M. Curran
                              Senior Vice President
                   The Variable Annuity Life Insurance Company
                               2929 Allen Parkway
                                Houston, TX 77019
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 831-6425

Date of fiscal year end: May 31
Date of reporting period: May 31, 2004

Explanatory Note

The registrant is filing this amendment to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on August 6, 2004 to amend Item 4 "Principal Accountant Fees and Services". This Form N-CSR/A also updates Item 11 "Exhibits" as required. The remainder of the N-CSR filed on August 6, 2004 is unchanged and is incorporated in this amended N-CSR by reference.

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Item 2. Code of Ethics.

VALIC Company I ("the Registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3. Audit Committee Financial Expert.

Currently, the Registrant does not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b)of Item 3 of Form N-CSR. However, the Board of Directors believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board believes that the members are qualified to evaluate the Registrant's financial statements, supervise the Registrant's preparation of its financial statements, and oversee the work of the Registrant's independent auditors.

Item 4. Principal Accountant Fees and Services.

        (a)-(d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant's principal accountant were as follows:

                                                    2003             2004
                        Audit Fees               $ 398,161        $ 501,347
                        Audit-Related Fees       $ 175,925        $ 193,938
                        Tax Fees                 $  79,825        $  95,575
                        All Other Fees           $       0        $       0

                Audit Fees include amounts related to the audit of the Registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Audit-Related Fees principally include a SAS No. 100 review of the Registrant's Semiannual Shareholder Report. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

                (e)

                        (1) The Registrant's audit committee pre-approves all audit services provided by the Registrant's principal accountant for the Registrant and all non-audit services provided by the Registrant's principal accountant for the Registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliate") that provides ongoing services to the Registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the Registrant.

                        (2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                (f)     Not Applicable.

                (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser, and Adviser Affiliate that provides ongoing services to the Registrant for 2004 and 2003 were $629,261 and $462,725, respectively.

                (h) Non-audit services rendered to the Registrant's investment adviser and any Adviser Affiliate that were not pre-approved pursuant to Paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the Series's audit committee as to whether they were compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

        (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

        (b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal contro1 over financial reporting.

Item 11. Exhibits.

        (a) (1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

                (2) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as
                Exhibit 99.CERT.

                (3) Not applicable.

        (b)     Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIC Company I

By:   /s/ Evelyn M. Curran
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      Evelyn M. Curran
      President

Date: December 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Evelyn M. Curran
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      Evelyn M. Curran
      President

Date: December 29, 2004

By:   /s/ Gregory R. Kingston
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      Gregory R. Kingston
      Treasurer

Date: December 29, 2004